UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2007

ROBCOR PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Florida	333-126031	20-3215854
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Robcor Properties, Inc.
2005 Eastpark Blvd.
Cranbury, New Jersey  08512-3515

(Address of Principal Executive Offices)

(609) 860-1500
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

On March 30, 2007, Dr. Susan Welsh, President of Robcor Properties, Inc. (the “Company”) and its wholly-owned subsidiary Redpoint Bio Corporation (“Redpoint”) resigned from the Company and Redpoint.  The terms and conditions of Dr. Welsh’s employment agreement with Redpoint have been disclosed in previous Securities and Exchange Commission (“SEC”) filings by the Company, including the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2007.  The material terms of any separation agreement will be described in a separate Current Report on Form 8-K and such agreement will be filed as an exhibit thereto when the terms become final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROBCOR PROPERTIES, INC.

By:	/s/ SCOTT M. HORVITZ
Name:	Scott M. Horvitz
Title:	Chief Financial Officer, Secretary
and Treasurer